UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2007

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) and (c) Effective as of November 7, 2007, the Board of Directors of JetBlue Airways Corporation (the “Company”) appointed Edward Barnes, who has served as the Company’s principal accounting officer since April 24, 2007, as the Company’s interim Chief Financial Officer, replacing John Harvey. Mr. Barnes will continue to serve as the Company’s principal accounting officer and a Senior Vice President. John Harvey, the Company’s Chief Financial Officer since 2006, resigned effective immediately.

Mr. Barnes, age 43, joined the Company in October 2006 as Vice President, Cost Management and Financial Analysis. He previously served as Vice President-Controller of JDA Software from April 2005 through September 2006, Senior Vice President-Chief Financial Officer at Assisted Living Concepts from December 2003 to March 2005; and Vice President-Controller at Pegasus Solutions from June 2000 to December 2003. Previously, he held financial positions of increasing responsibility at Southwest Airlines Co. and America West Airlines, Inc., with his final position at America West as Vice President-Controller of The Leisure Company, their vacation packaging subsidiary. He is a certified public accountant and a member of the AICPA. There are no arrangements or understandings between Mr. Barnes and any other person pursuant to which he was selected as an officer. Mr. Barnes does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Barnes has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On November 8, 2007, the Company issued a press release announcing the changes to the Company’s leadership structure disclosed under Item 5.02 above. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

References to the Company’s website in the release do not incorporate by reference the information on such website into this report, and the Company disclaims any such incorporation by reference. The information in the press release is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The information in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference in this Item 7.01.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Number	Description
99.1	Press Release dated November 8, 2007 of JetBlue Airways Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)
Date: November 8, 2007	By:	/s/ EDWARD BARNES
Senior Vice President-Finance (principal accounting officer)